UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Garden Fresh Restaurant Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 25, 2003, Garden Fresh Restaurant Corp. filed the attached Current Report on Form 8-K (“Form 8-K”) with the Securities and Exchange Commission. The following exhibits were filed with the Form 8-K and are incorporated by reference herein:

2.1	Amendment to Agreement and Plan of Merger dated as of November 21, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated November 25, 2003.

GARDEN FRESH AND CERTAIN OF ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATING TO THE AMENDED MERGER AGREEMENT. GARDEN FRESH WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAIL TO ITS STOCKHOLDERS A DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS. THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION AND OTHER IMPORTANT INFORMATION ABOUT THE AMENDED MERGER AGREEMENT AND THE PROPOSED MERGER. GARDEN FRESH WILL ALSO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A TRANSACTION STATEMENT ON SCHEDULE 13E-3 RELATING TO THE AMENDED MERGER AGREEMENT AND THE PROPOSED MERGER.

STOCKHOLDERS OF GARDEN FRESH ARE ADVISED TO READ GARDEN FRESH’S PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF GARDEN FRESH MAY OBTAIN, FREE OF CHARGE ONCE THEY BECOME AVAILABLE, COPIES OF GARDEN FRESH’S PROXY STATEMENT AND OTHER DOCUMENTS FILED BY GARDEN FRESH WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE INTERNET WEBSITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. THESE DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CALLING INVESTOR RELATIONS AT GARDEN FRESH AT 858-675-1600.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

Garden Fresh Restaurant Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-25886	330028786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15822 Bernardo Center Drive, Suite A San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

(858) 675-1600

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On November 21, 2003, Garden Fresh Restaurant Corp., a Delaware corporation (“Garden Fresh”), entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 29, 2003, with GF Holdings, Inc., a Delaware corporation (“GF Holdings”), and GFR Acquisition Company, a Delaware corporation and wholly-owned subsidiary of GF Holdings (“Merger Sub”), pursuant to which Merger Sub will merge with and into Garden Fresh, with Garden Fresh being the surviving corporation (the “Merger”). The Amendment extends the date from January 31, to February 27, 2004, after which Garden Fresh or GF Holdings may terminate the Agreement, in the event the Merger has not closed by that date and the failure to close the Merger is not caused by the terminating party’s breach of the Merger Agreement. In addition, the Amendment creates a separate termination right in favor of Garden Fresh in the event GF Holdings does not deliver by December 15, 2003, signed and accepted commitment letters for all of the contemplated debt financing, replacing the debt commitment letters previously provided, and a signed and accepted commitment letter from Centre Partners Management LLC for at least two-thirds of the equity capital required by the debt commitment letters. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Garden Fresh issued a press release dated November 25, 2003, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Amendment and also providing an update regarding the status of the Merger.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

2.1	Amendment to Agreement and Plan of Merger dated as of November 21, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated November 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDEN FRESH RESTAURANT CORP.

By:	/s/ DAVID W. QUALLS

David W. Qualls Chief Financial Officer and Secretary

Date:    November 25, 2003

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

2.1	Amendment to Agreement and Plan of Merger dated as of November 21, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated November 25, 2003.